Exhibit 10.6.12

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT N° 12

TO THE

A320 FAMILY P U R C H A S E  A G R E E M E N T

B E T W E E N

A I R B U S  S.A.S.

as “Seller”

A N D

AVIANCA S.A.

as “Buyer”

Reference : CT1105932

AVA – A320 Family PA – Amendment N° 12

Ref: CT1105932

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C O N T E N T S

CLAUSES	TITLES

0	SCOPE	4

1	DELIVERY SCHEDULE AND AIRCRAFT TYPE	4

2	PREDELIVERY PAYMENTS	4

3	MISCELLANEOUS PROVISIONS	4

4	ASSIGNMENT	5

5	CONFIDENTIALITY	5

6	COUNTERPARTS	5

AVA – A320 Family PA – Amendment N° 12

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AMENDMENT N° 12 TO THE

A320 FAMILY PURCHASE AGREEMENT

This amendment N° 12 (hereinafter referred to as the “Amendment N° 12”) is entered into as of the      October 2011.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at Centro Administrativo, Avenida Calle 26 No 59-15, Bogota, Colombia (the “Buyer”).

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS :

A.

The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated the 16th April 2007 for the sale by the Seller and the purchase by the Buyer of nine (9) A319-100 Aircraft and twenty four (24) A320 Aircraft (the “A320 Family Purchase Agreement”, together with all Exhibits and Appendices attached thereto, any Letter Agreements thereto and Amendments N° 1 to 12 thereto, the “Agreement”),

B.	In accordance with the terms of this Amendment N° 12, the Seller and the Buyer hereby agree to amend certain provisions of the Agreement.

C.	It is understood that Amendment N° 12, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 12, unless otherwise agreed upon herein.

D.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 12.

AVA – A320 Family PA – Amendment N° 12

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

0.	SCOPE

[*], the Parties agree:

(i)	to amend the Scheduled Delivery Month or Schedule Delivery Quarter of six (6) A320 family Aircraft with rank numbers 8, 9, 36, 42, 44 and 46; and

(ii)	[*]

1.	DELIVERY SCHEDULE AND AIRCRAFT TYPES

The Parties hereby agree that the [*] Scheduled Delivery Months or Scheduled Delivery Quarters as the case may be, of the A320 family Aircraft scheduled for Delivery shall be amended as set forth in the table here below (the “Agreed Modifications”):

Rank number	[*]	A/C [*] Type	[*]	Revised Scheduled Delivery Months/Quarters
8	[*]	A320-200	[*]	May 2013
9	[*]	A320-200	[*]	October 2012
36	[*]	A320-200	[*]	February 2013
42	[*]	A320-200	[*]	July 2012
44	[*]	A320-200	[*]	Q3 2014
46	[*]	A320-200	[*]	January 2013

2.	PREDELIVERY PAYMENTS

The parties hereby agree that, as a result of the Agreed Modifications, and in accordance with the Predelivery Payment schedule set out in clause 5.3 to the Agreement as amended by clause 1 of Letter Agreement N°2, the [*] effect of such Agreed Modifications on Predelivery Payments due for each of the Aircraft N°8, 9, 36, 42, 44 and 46 will be as follows (as further detailed in Appendix 1 to the present Amendment N°12):

[*]

3.	MISCELLANEOUS

This Amendment N° 12 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof.

The Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the Agreement and this Amendment N° 12, the latter shall prevail to the extent of such conflict or inconsistency.

AVA – A320 Family PA – Amendment N° 12

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4.	ASSIGNMENT

Except as provided in clause 21 of the Agreement, this Amendment N° 12 is not transferable, and the Buyer’s rights under this Amendment N° 12 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment N° 12 with respect to any Aircraft will be void and without effect.

5.	CONFIDENTIALITY

This Amendment N° 12 (and its existence) shall be treated by both Parties as confidential in accordance with clause 22.12 of the Agreement.

6.	COUNTERPARTS

This Amendment N° 12 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Amendment N° 12 was entered into the day and year first above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

Aerovias del Continente		AIRBUS S.A.S.
Americano S.A. Avianca

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Secretary General	Its:	Senior Vice President Contracts

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APPENDIX 1

*[Six pages have been omitted in accordance with a request for confidential treatment.]

AVA – A320 Family PA – Amendment N° 12

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